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                                                                    Exhibit 10.3


                                                      *PERFORMANCE-BASED VESTING

                              CANCERVAX CORPORATION
              AMENDED AND RESTATED 2003 EQUITY INCENTIVE AWARD PLAN

                     RESTRICTED STOCK AWARD GRANT NOTICE AND
                        RESTRICTED STOCK AWARD AGREEMENT

      CancerVax Corporation (the "COMPANY"), pursuant to its Amended and Restated 2003 Equity Incentive Award Plan (the "PLAN"), hereby grants to the individual listed below ("PARTICIPANT"), the right to purchase the number of shares of the Company's Stock set forth below (the "SHARES") at the purchase price set forth below. This Restricted Stock award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the "RESTRICTED STOCK AGREEMENT") and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Agreement.

PARTICIPANT:                    _____________________________________

GRANT DATE:                     _____________________________________

PURCHASE PRICE PER SHARE:       $0.00004 per share

TOTAL NUMBER OF SHARES OF
RESTRICTED STOCK:

VESTING SCHEDULE:               The Shares shall be released from the Company's
                                Repurchase Option set forth in Section 3.1 of the Restricted Stock Agreement upon the Company's submission of a Biologics License
                                Application for Canvaxin(TM), subject to the Participant's continued employment or service with the Company or its Subsidiaries on such date.

By his or her signature and the Company's signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. Participant has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands the provisions of this Grant Notice, the Restricted Stock Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee of the Plan upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Agreement. If Participant is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit B.

CANCERVAX CORPORATION:                     PARTICIPANT:

By: __________________________________     By: _________________________________
Print Name: __________________________     Print Name: _________________________
Title: _______________________________     Title: ______________________________
Address: 2110 Rutherford Road              Address: ____________________________
         Carlsbad, California 92008                 ____________________________

                                    EXHIBIT A

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                        RESTRICTED STOCK AWARD AGREEMENT

      Pursuant to the Restricted Stock Award Grant Notice ("GRANT NOTICE") to which this Restricted Stock Award Agreement (this "AGREEMENT") is attached, CancerVax Corporation (the "COMPANY") has granted to Participant the right to purchase the number of shares of Restricted Stock under the Company's Amended and Restated 2003 Equity Incentive Award Plan (the "PLAN") indicated in the Grant Notice.

                                    ARTICLE I

                                     GENERAL

      1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

      1.2 Incorporation of Terms of Plan. The Shares are subject to the terms and conditions of the Plan which are incorporated herein by reference.

                                   ARTICLE II

                            GRANT OF RESTRICTED STOCK

      2.1 Grant of Restricted Stock. In consideration of Participant's agreement to remain in the employ of the Company or its Subsidiaries, if Participant is an Employee, or to continue to provide services to the Company or its Subsidiaries, if Participant is a consultant, or to serve on the Board, if Participant is a member of the Board, and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the "GRANT DATE"), the Company irrevocably grants to Participant the right to purchase the number of shares of Stock set forth in the Grant Notice (the "SHARES"), upon the terms and conditions set forth in the Plan and this Agreement.

      2.2 Purchase Price. The purchase price of the Shares shall be as set forth in the Grant Notice, without commission or other charge. The payment of the purchase price shall be paid by cash or check.

      2.3 Issuance of Shares. The issuance of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as the Company and Participant shall agree (the "ISSUANCE DATE"). Subject to the provisions of
Article IV below, on the Issuance Date, the Company shall issue the Shares (which shall be issued in Participant's name).

      2.4 Conditions to Issuance of Stock Certificates. The Shares, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company

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shall not be required to issue or deliver any Shares prior to fulfillment of all of the following conditions:

            (a) The admission of such Shares to listing on all stock exchanges on which such Stock is then listed; and

            (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

            (d) The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon issuance of such Shares; and

            (e) The lapse of such reasonable period of time following the Issuance Date as the Committee may from time to time establish for reasons of administrative convenience; and

      2.5 Rights as Stockholder. Except as otherwise provided herein, upon delivery of the Shares to the escrow holder pursuant to Article IV, Participant shall have all the rights of a stockholder with respect to said Shares, subject to the restrictions herein, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

      2.6 Consideration to the Company. In consideration of the issuance of the Shares by the Company, Participant agrees to render faithful and efficient services to the Company or any Subsidiary. Nothing in the Plan or this Agreement shall confer upon Participant any right to (a) continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge Participant, if Participant is an Employee, or (b) continue to provide services to the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company or its Subsidiaries, which are hereby expressly reserved, to terminate the services of Participant, if Participant is a consultant, at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company and Participant.

      2.7 Assets or Securities Issued With Respect to Shares. Any and all cash dividends paid on the Shares (or other securities at the time held in escrow pursuant to Section 4.1 and the Joint Escrow Instructions) and any and all shares of Stock, capital stock or other securities or other property received by or distributed to Participant with respect to, in exchange for or in substitution of the Shares as a result of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company shall also be subject to the Repurchase Option (as defined in Section 3.1 below) and the restrictions on transfer in Section 3.4 below until such restrictions on the underlying Shares

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lapse or are removed pursuant to this Agreement (or, if such Shares are no longer outstanding, until such time as such Shares would have been released from the Company's Repurchase Option pursuant to this Agreement). In addition, in the event of any merger, consolidation, share exchange or reorganization affecting the Stock, including, without limitation, a Change of Control, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) that is by reason of any such transaction received with respect to, in exchange for or in substitution of the Shares shall also be subject to the Repurchase Option (as defined in Section 3.1 below) and the restrictions on transfer in Section 3.4 below until such restrictions on the underlying Shares lapse or are removed pursuant to this Agreement (or, if such Shares are no longer outstanding, until such time as such Shares would have been released from the Company's Repurchase Option pursuant to this Agreement). Any such assets or other securities received by or distributed to Participant with respect to, in exchange for or in substitution of any Unreleased Shares shall be immediately delivered to the Company to be held in escrow pursuant to Section 4.1.

                                   ARTICLE III

                             RESTRICTIONS ON SHARES

      3.1 Repurchase Option. Subject to the provisions of Section 3.2 below, if Participant has a Termination of Service (as defined below) for any or no reason before all of the Shares are released from the Company's Repurchase Option (as defined below), the Company shall, upon the date of such Termination of Service (as reasonably fixed and determined by the Company), have an irrevocable, exclusive option, but not the obligation, for a period of ninety (90) days [FOR EXECUTIVE OFFICERS ONLY: nine (9) months] after the date Participant has a Termination of Service, to repurchase all or any portion of the Unreleased Shares (as defined below in Section 3.3) at such time (the "REPURCHASE OPTION") at the original cash purchase price per share (the "REPURCHASE PRICE"). The Repurchase Option shall lapse and terminate ninety (90) days [FOR EXECUTIVE OFFICERS ONLY: nine (9) months] after the Participant's Termination of Service. The Repurchase Option shall be exercisable by the Company by written notice to Participant or Participant's executor (with a copy to the escrow agent appointed pursuant to Section 4.1 below) and shall be exercisable, at the Company's option, by delivery to Participant or Participant's executor with such notice of a check in the amount of the Repurchase Price times the number of Shares to be repurchased (the "AGGREGATE REPURCHASE PRICE"). Upon delivery of such notice and the payment of the Aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company. In the event the Company repurchases any Shares under this Section 3.1, any assets or other securities received by or distributed to Participant with respect to, in exchange for or in substitution of such Shares and held by the escrow agent pursuant to Section 4.1 and the Joint Escrow Instructions shall be promptly paid by the escrow agent to the Company.

      3.2 Release of Shares from Repurchase Restriction. The Shares shall be released from the Company's Repurchase Option as indicated in the Grant Notice. Any of the Shares released from the Company's Repurchase Option shall thereupon be released from the restrictions on transfer under Section 3.4.

      3.3 Unreleased Shares. Any of the Shares which, from time to time, have not yet been released from the Company's Repurchase Option are referred to herein as "UNRELEASED SHARES."

      3.4 Restrictions on Transfer.

            (a) Subject to Section 3.4(b), no Unreleased Shares or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

            (b) Notwithstanding any other provision in this Agreement, with the consent of the Committee, the Unreleased Shares may be transferred to certain persons or entities related to Participant, including but not limited to members of Participant's family, charitable institutes or trusts or other entities whose beneficiaries or beneficial owners are members of Participant's family or to such other persons or entities as may be expressly approved by the Committee (each a "PERMITTED TRANSFEREE"), pursuant to such conditions and procedures as the Committee may require.

      3.5 Definition of Termination of Service. "Termination of Service" shall mean the time when the service relationship (whether as an Employee, a member of the Board or a consultant) between Participant and the Company or any Subsidiary is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, death or Disability; but excluding (a) a termination where there is a simultaneous reemployment or continuing employment or consultancy of Participant by the Company or any Subsidiary or a parent corporation thereof (within the meaning of Section 422 of the Code), (b) at the discretion of the Committee, a termination which results in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Committee, a termination which is followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former Employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Service for the purposes of this Agreement, including, but not by way of limitation, the question of whether, for Participants who are Employees of the Company or any of its Subsidiaries, a Termination of Service resulted from a discharge for Cause, and all questions of whether particular leaves of absence for Participants who are Employees of the Company or any of its Subsidiaries constitute Terminations of Service. Notwithstanding any other provision of the Plan or this Agreement, the Company or any Subsidiary has an absolute and unrestricted right to terminate Participant's employment and/or consultancy at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company and Participant.

                                   ARTICLE IV

                                ESCROW OF SHARES

      4.1 Escrow of Shares. To insure the availability for delivery of Participant's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 3.1, Participant hereby appoints the Secretary of the Company, or any other person designated by the Committee as escrow agent, as his or her attorney-in-fact to assign and transfer unto the Company, such Unreleased Shares, if any, repurchased by the Company pursuant to the Repurchase Option pursuant to Section 3.1, and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Committee, any share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached to the Grant Notice as Exhibit C to the Grant Notice. The Unreleased Shares and stock assignment shall be held by the Secretary of the Company, or such other person designated by the Committee, in escrow, pursuant to the Joint Escrow Instructions of the Company and Participant attached as Exhibit D to the Grant Notice, until the Company exercises its Repurchase Option as provided in Section 3.1, until such Unreleased Shares are released from the Company's Repurchase Option, or until such time as this Agreement no longer is in effect. Upon release of the Unreleased Shares, the escrow agent shall deliver to Participant the certificate or certificates representing such Shares in the escrow agent's possession belonging to Participant in accordance with the terms of the Joint Escrow Instructions attached as Exhibit D to the Grant Notice, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement. If the Shares are held in book entry form, then such entry will reflect that the Shares are subject to the restrictions of this Agreement. If any assets or other securities received by or distributed to Participant with respect to, in exchange for or in substitution of such Unreleased Shares are held by the escrow agent pursuant to this Section 4.1 and the Joint Escrow Instructions, such assets or other securities shall also be subject to the restrictions set forth in this Agreement and held in escrow pending release of the Unreleased Shares with respect to which such assets or other securities relate from the Company's Repurchase Option (or, if such Unreleased Shares are no longer outstanding, until such time as such Unreleased Shares would have been released from the Company's Repurchase Option pursuant to this Agreement).

      4.2 Transfer of Repurchased Shares. Participant hereby authorizes and directs the Secretary of the Company, or such other person designated by the Committee, to transfer the Unreleased Shares as to which the Repurchase Option has been exercised from Participant to the Company.

      4.3 No Liability for Actions in Connection with Escrow. The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

                                    ARTICLE V

                                OTHER PROVISIONS

      5.1 Adjustment for Stock Split. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, the Committee shall make appropriate and equitable adjustments in the Unreleased Shares subject to the Repurchase Option and the number of Shares, consistent with any adjustment under Section 11.1 of the Plan. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Shares, to any and all shares of capital stock or other securities which may be issued in respect of, in exchange for, or in substitution of the Shares, and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

      5.2 Taxes. Participant has reviewed with Participant's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Participant understands that Participant will recognize ordinary income for federal income tax purposes under
Section 83 of the Code as and when the restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to repurchase the Shares pursuant to its Repurchase Option set forth in Section 3.1. Participant understands that Participant may elect to be taxed for federal income tax purposes at the time the Shares are purchased rather than as and when the Repurchase Option lapses by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days from the date of purchase. A form of election under Section 83(b) of the Code is attached to the Grant Notice as Exhibit E.

      PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b), EVEN IF Participant REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON Participant'S BEHALF

      5.3 Administration. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon Participant, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Shares. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

      5.4 Restrictive Legends and Stop-Transfer Orders.

            (a) Any share certificate(s) evidencing the Shares issued hereunder shall be endorsed with the following legend and any other legends that may be required by state or federal securities laws:

      THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REPURCHASE IN FAVOR OF THE COMPANY AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE COMPANY

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      AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE
      COMPANY.

            (b) Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) The Company shall not be required: (i) to transfer on its books any shares of Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

      5.5 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant's signature on the Grant Notice. By a notice given pursuant to this Section 5.6, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

      5.6 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

      5.7 Construction. This Agreement shall be administered, interpreted and enforced under the laws of the State of California without regard to conflicts of laws thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

      5.8 Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares are to be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      5.9 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Participant and by a duly authorized representative of the Company.

      5.10 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

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                                    EXHIBIT B

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                                CONSENT OF SPOUSE

      I, [________________________], spouse of __________, have read and approve the foregoing Agreement. In consideration of issuing to my spouse the shares of the common stock of CancerVax Corporation set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of the common stock of CancerVax Corporation issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, ____                    ________________________________
                                                    Signature of Spouse

                                      B-1
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                                    EXHIBIT C

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                                STOCK ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned, , hereby sells, assigns and transfers unto CANCERVAX CORPORATION a Delaware corporation, _______ shares of the Common Stock of CANCERVAX CORPORATION, a Delaware corporation, standing in its name of the books of said corporation represented by Certificate No. ____ herewith and do hereby irrevocably constitute and appoint ____________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

      This Stock Assignment may be used only in accordance with the Restricted Stock Award Agreement between CANCERVAX CORPORATION and the undersigned dated ___________, ____.

Dated: _______________, ____                    ________________________________
                                                    [Name of Participant]

      INSTRUCTIONS: Please do not fill in the blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "Repurchase Option," as set forth in the Restricted Stock Award Agreement, without requiring additional signatures on the part of Participant.

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

                                    EXHIBIT D

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                            JOINT ESCROW INSTRUCTIONS
                                                      ________________, ________

Secretary
CancerVax Corporation
2110 Rutherford Road
Carlsbad, California 92008

Ladies and Gentlemen:

      As escrow agent (the "ESCROW AGENT") for both CancerVax Corporation, a Delaware corporation (the "COMPANY"), and the undersigned recipient of stock of the Company (the "PARTICIPANT"), you are hereby authorized and directed to hold in escrow the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Agreement ("AGREEMENT") between the Company and the undersigned (the "ESCROW"), including the stock certificate and the Assignment in Blank, in accordance with the following instructions:

      1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "COMPANY") exercises the Company's Repurchase Option as defined in the Agreement), the Company shall give to Participant and you a written notice specifying the number of shares of stock to be purchased, the purchase price and the time for a closing hereunder at the principal office of the Company. Participant and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

      2. As of the date of closing of the repurchase indicated in such notice, you are directed (a) to date the stock assignments necessary for the repurchase and transfer in question, (b) to fill in the number of shares being repurchased and transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be repurchased and transferred, to the Company or its assignee.

      3. Participant irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Participant does hereby irrevocably constitute and appoint you as Participant's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph and the Agreement, Participant shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

      4. Upon written request of Participant, but no more than once per calendar month, unless the Company's Repurchase Option has been exercised, you will deliver to Participant a certificate or certificates representing so many shares of stock as are not then subject to the Repurchase Option. Within one hundred twenty (120) days after the termination of the Company's Repurchase Option in accordance with the terms of the Agreement, you will deliver to Participant a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not repurchased pursuant to the Repurchase Option set forth in Section 3.1 of the Agreement.

      5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Participant, you shall deliver all of the same to the Participant and shall be discharged of all further obligations hereunder.

      6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

      7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Participant while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

      8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

      9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

      10. You shall not be liable for the expiration of any rights under any applicable state, federal or local statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

      11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Company will reimburse you for any reasonable attorneys' fees with respect thereto.

      12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

      13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

      14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

      15. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company, and any notice to be given to the Participant or you shall be addressed to the address given beneath Participant's and your signatures on the signature page to this Agreement. By a notice given pursuant to this Section 15, any party may hereafter designate a different address for notices to be given to that party. Any notice, which is required to be given to Participant, shall, if the Participant is then deceased, be given to Participant's designated beneficiary, if any by written notice under this Section 15. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly obtained by the United States Postal Service.

      16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

      17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

      18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California, without regard to conflicts of law thereof.

                            (Signature Page Follows)

      IN WITNESS WHEREOF, the parties have executed these Joint Escrow Instructions as of the date first written above.

                                            Very truly yours,

                                            CANCERVAX CORPORATION

                                            By: ________________________________
                                                Name:
                                                Title:

                                            Address: 2110 Rutherford Road
                                                     Carlsbad, California 92008

                                            PARTICIPANT:
                                            ____________________________________

                                            Address ____________________________

                                                    ____________________________

ESCROW AGENT:

By: _____________________________________
     Secretary, CancerVax Corporation

Address: 2110 Rutherford Road
         Carlsbad, California 92008

                                    EXHIBIT E

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                     FORM OF 83(B) ELECTION AND INSTRUCTIONS

      These instructions are provided to assist you if you choose to make an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the shares of common stock, par value $0.00004, of CancerVax Corporation transferred to you. PLEASE CONSULT WITH YOUR PERSONAL TAX ADVISOR AS TO WHETHER AN ELECTION OF THIS NATURE WILL BE IN YOUR BEST INTERESTS IN LIGHT OF YOUR PERSONAL TAX SITUATION.

      The executed original of the Section 83(b) election must be filed with the Internal Revenue Service not later than 30 days after the date the shares were transferred to you. PLEASE NOTE: There is no remedy for failure to file on time. The steps outlined below should be followed to ensure the election is mailed and filed correctly and in a timely manner. ALSO, PLEASE NOTE: If you make the
Section 83(b) election, the election is irrevocable.

1. Complete Section 83(b) election form (attached as Attachment 1) and make four (4) copies of the signed election form. (Your spouse, if any, should sign Section 83(b) election form as well.)

2. Prepare the cover letter to the Internal Revenue Service (sample letter attached as Attachment 2).

3. Send the cover letter with the originally executed Section 83(b) election form and one (1) copy via certified mail, return receipt requested to the Internal Revenue Service at the address of the Internal Revenue Service where you file your personal tax returns. We suggest that you have the package date-stamped at the post office. The post office will provide you with a white certified receipt that includes a dated postmark. Enclose a self-addressed, stamped envelope so that the Internal Revenue Service may return a date-stamped copy to you. However, your postmarked receipt is your proof of having timely filed the Section 83(b) election if you do not receive confirmation from the Internal Revenue Service.

4.    One (1) copy must be sent to CancerVax Corporation for its records and one
      (1) copy must be attached to your federal income tax return for the applicable calendar year.

5. Retain the Internal Revenue Service file stamped copy (when returned) for your records.

      Please consult your personal tax advisor for the address of the office of the Internal Revenue Service to which you should mail your election form.

                            ATTACHMENT 1 TO EXHIBIT E

               ELECTION UNDER INTERNAL REVENUE CODE SECTION 83(B)

      The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of shares (the "Shares") of Common Stock, par value $0.00004 per share, of CancerVax Corporation, a Delaware corporation (the "Company").

1. The name, address and taxpayer identification number of the undersigned taxpayer are:

      ____________________________
      ____________________________

      SSN: _______________________

      The name, address and taxpayer identification number of the Taxpayer's spouse are (complete if applicable):

      ____________________________
      ____________________________
      ____________________________

      SSN: _______________________

2. Description of the property with respect to which the election is being made:

      __________________ (_____) shares of Common Stock, par value $0.00004 per share, of the Company.

3. The date on which the property was transferred was ______________. The taxable year to which this election relates is calendar year ____.

4.    Nature of restrictions to which the property is subject:

      The Shares are subject to repurchase at their original purchase price if unvested as of the date of termination of employment, directorship or consultancy with the Company.

5. The fair market value at the time of transfer (determined without regard to any lapse restrictions, as defined in Treasury Regulation Section 1.83-3(a)) of the Shares was $___________ per Share.

6.    The amount paid by the taxpayer for Shares was ____________ per share.

7.    A copy of this statement has been furnished to the Company.

Dated: _____________, ____      Taxpayer Signature ________________________

                                      E-1-1

The undersigned spouse of Taxpayer joins in this election. (Complete if applicable).

Dated: ______________, ____          Spouse's Signature ________________________

Signature(s) Notarized by:

      _____________________________

      _____________________________

                                      E-1-2

                            ATTACHMENT 2 TO EXHIBIT E

                 SAMPLE COVER LETTER TO INTERNAL REVENUE SERVICE

                            _________________,_____

                               VIA CERTIFIED MAIL
                            RETURN RECEIPT REQUESTED

Internal Revenue Service
[Address where taxpayer files returns]

Re:  Election under Section 83(b) of the Internal Revenue Code of 1986
     Taxpayer: _________________________________________________________________
     Taxpayer's Social Security Number: ________________________________________
     Taxpayer's Spouse: ________________________________________________________
     Taxpayer's Spouse's Social Security Number: _______________________________

Ladies and Gentlemen:

      Enclosed please find an original and one copy of an Election under Section 83(b) of the Internal Revenue Code of 1986, as amended, being made by the taxpayer referenced above. Please acknowledge receipt of the enclosed materials by stamping the enclosed copy of the Election and returning it to me in the self-addressed stamped envelope provided herewith.

                                                Very truly yours,

                                                ________________________________

Enclosures

cc: CancerVax Corporation

                                      E-2-1